Exhibit 99.4



                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE


- - - - - - - - - - - - - - - - - - -  x
                                       :    Chapter 11
In re:                                 :
                                        :   Case No. 01-1825 (RJN)
Diamond Brands Operating               :
         Corp., et al.,                :    Jointly Administered
                                       :
                           Debtors.    :
                                       :   Related to Docket Nos.
- - - - - - - - - - - - - - - - - - -  x    610 and 644


                FINDINGS OF FACT, CONCLUSIONS OF LAW AND ORDER
                  CONFIRMING JOINT PLAN OF REORGANIZATION OF
           DIAMOND BRANDS OPERATING CORP. AND ITS DEBTOR AFFILIATES
                PROPOSED BY THE DEBTORS AND JARDEN CORPORATION

              The above-captioned debtors and debtors-in- possession

(collectively, the "Debtors") and Jarden Corporation having proposed the Joint

Plan of Reorganization of Diamond Brands Operating Corp. and its Debtor

Affiliates Proposed by the Debtors and Jarden Corporation, dated December 13,

2002 (Docket No. 610) (the "Plan"), as modified pursuant to this Confirmation

Order; the Bankruptcy Court having entered its order approving the Disclosure

Statement with Respect to Joint Plan of Reorganization of Diamond Brands

Operating Corp. and its

Debtor Affiliates Proposed by the Debtors and Jarden Corporation (the

"Disclosure Statement") on December 13, 2002 (Docket No. 606) (the "Disclosure

Statement Order"), the Debtors having filed the Affidavit of Kathleen M. Logan

Certifying Voting On and Tabulation of Ballots Accepting and Rejecting the

Joint Plan of Reorganization of Diamond Brands Operating Corp. and Its Debtor

Affiliates Proposed by the Debtors and Jarden Corporation (the "Voting

Declaration") on January 24, 2003; the Bankruptcy Court having established, in the Disclosure Statement Order, January 29, 2003 at 10:00 a.m. (Eastern

Standard Time) as the date and time of the hearing pursuant to section 1129 of the Bankruptcy Code to consider Confirmation of the Plan (the "Confirmation

Hearing"); affidavits of service having been executed by Kathleen M. Logan and filed with the Bankruptcy Court (Docket No. 626) (the "Declarations of

Service"), with respect to the mailing of a notice of the Confirmation Hearing and the other solicitation materials in respect of the Plan in accordance with the Disclosure Statement Order; affidavits of publication having been filed with the Bankruptcy Court (Docket No. 625) (collectively, the "Declarations of



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Publication") with respect to the publication of the notice of the

Confirmation Hearing in accordance with the Disclosure Statement Order; the only objection to Confirmation of the Plan, filed by the United States of

America, having been withdrawn pursuant to a stipulation approved by this

Court; the Debtors having filed a Memorandum of Law in Support of

Confirmation of the Joint Plan of Reorganization of Diamond Brands

Operating Corp. and its Debtor Affiliates Proposed by the Debtors and

Jarden Corporation (the "Memorandum of Law") on January 24, 2003; the

Debtors having filed the Declaration of Naresh K. Nakra in Support of

Confirmation of the Joint Plan of Reorganization of Diamond Brands

Operating Corp. and Its Debtor Affiliates Proposed by the Debtors and

Jarden Corporation (the "Nakra Declaration") and the Declaration of Thane

W. Carlston in Support of Confirmation of the Joint Plan of Reorganization

of Diamond Brands Operating Corp. and Its Debtor Affiliates Proposed by the

Debtors and Jarden Corporation (the "Carlston Declaration") as exhibits to the Memorandum of Law; and Jarden Corporation having filed the Declaration of Martin Franklin in Support of Confirmation of Joint Plan of


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Reorganization of Diamond Brands Operating Corp. and Its Debtor Affiliates

Proposed by the Debtors and Jarden Corporation (Docket No. 649) (the

"Franklin Declaration") (collectively, the Nakra Declaration, Carlston

Declaration and Franklin Declaration, the "Supporting Declarations"); the

Bankruptcy Court having reviewed the Plan, the Disclosure Statement, the

Disclosure Statement Order, the Voting Declaration, the Declarations of

Service, the Declarations of Publication, the Objections, the Memorandum of

Law, the Supporting Declarations and the other papers before the Bankruptcy

Court in connection with the Confirmation of the Plan, and the Supporting

Declarations having been admitted into evidence and forming a part of the record in support of Confirmation of the Plan; the Bankruptcy Court having heard the statements of counsel in support of Confirmation at the

Confirmation Hearing, as reflected in the record at the Confirmation

Hearing; the Bankruptcy Court having considered all testimony presented and evidence admitted at the Confirmation Hearing; the Bankruptcy Court having taken judicial notice of the papers and pleadings on file in the Chapter 11

Case; and the Bankruptcy Court finding that (i) notice


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of the Confirmation Hearing and the opportunity of any party in interest to object to Confirmation were adequate and appropriate, in accordance with

Bankruptcy Rule 2002(b) and the Disclosure Statement Order, as to all

parties to be affected by the Plan and the transactions contemplated thereby and (ii) the legal and factual bases set forth at the Confirmation

Hearing and as set forth in this Confirmation Order establish just cause for the relief granted herein; the Bankruptcy Court hereby makes the following Findings of Fact, Conclusions of Law and Order.(1)

              IT HAVING BEEN FOUND AND DETERMINED by this Bankruptcy Court that:

              A. This Bankruptcy Court has jurisdiction over this Chapter 11

Case pursuant to 28 U.S.C. ss.ss. 157 and 1334. Confirmation of the Plan is a

"core proceeding" pursuant to 28 U.S.C. ss. 157(b)(2)(L) and this Bankruptcy


__________________________

(1) Unless otherwise specified, capitalized terms and phrases used herein have the meanings assigned to them in the Plan. The rules of interpretation set forth in Article I of the Plan shall apply to this Confirmation order (the "Confirmation Order"). In addition, in accordance with Section I.A of the Plan, any term used in the Plan or this Confirmation Order that is not defined in the Plan or this Confirmation Order, but that is used in the Bankruptcy Code or the Bankruptcy Rules, shall have the meaning given to that term in the Bank ruptcy Code or the Bankruptcy Rules, as applicable.


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Court has jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code, to determine whether the Plan should be confirmed and to enter a Final Order with respect hereto. Venue of this Chapter 11 Case is proper pursuant to 28 U.S.C. ss.ss. 1408 and 1409.

              B. The Debtors and Jarden Corporation have met their burden of proving the elements of sections 1129(a) and (b) of the Bankruptcy Code.

              C. The Plan complies with the applicable provisions of the

Bankruptcy Code, the Bankruptcy Rules, the Local Bankruptcy Rules and the

orders of this Bankruptcy Court with respect to the Plan, thus satisfying the requirements of section 1129(a)(1) of the Bankruptcy Code.

              D. The Debtors and Jarden Corporation, as proponents of the

Plan, have complied with the applicable provisions of the Bankruptcy Code,

the Bankruptcy Rules, the Local Bankruptcy Rules and the orders of this

Bankruptcy Court with respect to the solicitation of acceptances or rejections of the Plan, thus satisfying the requirements of section 1129(a)(2)

of the Bankruptcy Code.

              E. The Plan, and the compromises and settlements embodied

therein, have been proposed in good faith and not by any means forbidden by law, and the Purchaser is purchasing the Acquired Assets in good faith, as evidenced by, among other things, the totality of the circumstances surrounding the formulation of the Plan, the record of the Chapter 11 Case,

and by the recoveries of holders of Claims and Interests thereunder, thus satisfying the requirements of section 1129(a)(3) of the Bankruptcy Code.

              F. All payments that have been made or are to be made by the

Debtors or Reorganized Debtors under the Plan or by any person acquiring property under the Plan, for services or for costs and expenses in, or in connection with, the Chapter 11 Case, or in connection with the Plan and incident to the Chapter 11 Case, has been approved by, or will be subject to the approval of, the Bankruptcy Court as reasonable, thus satisfying the requirements of section 1129(a)(4) of the Bankruptcy Code.


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              G. Jarden Corporation, a public company, has been identified along with its Affiliates, as the purchasers of substantially all of the

Debtors' assets and information about Jarden was set forth in the Disclosure

Statement. The Purchaser has available all necessary cash and other resources required to consummate the Purchase Agreement and the Plan in accordance with their terms. The Purchaser is a third-party purchaser unrelated to the

Debtors. No common identity of incorporators, directors or stockholders exists between the Purchaser and the Debtors. The Purchaser is not holding itself out to the public as a continuation of the Debtors. The Purchaser is not the

Debtors' successor. The Purchaser shall not be liable for any of the Debtors'

obligations and shall not be responsible for satisfying any claims against the

Debtors or the Estates, except as specifically set forth in the Plan or the

Purchase Agreement. The identity of the sole officer and director of the

Reorganized Debtors has been disclosed as the Plan Administrator and is named in the Plan Administrator Agreement, and the manner of selection and appointment of the Plan Administrator is consistent with the interests

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of holders of Claims and Interests and with public policy, thus satisfying the requirements of section 1129(a)(5) of the Bankruptcy Code. H. The Debtors'

businesses do not involve the establishment of rates over which any regulatory commission has jurisdiction or will have jurisdiction after Confirmation.

Thus, Section 1129(a)(6) of the Bankruptcy Code is inapplicable to these

Chapter 11 Case. I. Section 1129(a)(7) of the Bankruptcy Code requires that each holder of a Claim or Interest in an impaired Class accept the Plan, or receive or retain under the Plan property having a value, as of the Effective

Date of the Plan, that is not less than the amount that such holder would receive on account of such Claim or Interest if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code. The following Classes are impaired under the Plan: Classes H-3, H-4, O-3 and O- 4. Article IX of the Disclosure

Statement and the other evidence proffered or adduced at the Confirmation

Hearing (i) are persuasive and credible, (ii) have not been controverted by other evidence or challenged in any of the Objections, and (iii) establish

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that each holder of an unimpaired Claim or Interest, as the case may be, in such impaired Classes has either accepted the Plan, or will receive or retain under the Plan property having a value, as of the Effective

Date of the Plan, that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under Chapter 7 of the

Bankruptcy Code on such date, thus satisfying the requirements of section

1129(a)(7) of the Bankruptcy Code.

                  J. Section 1129(a)(8) of the Bankruptcy Code requires that for each Class of Claims or Interests under the Plan, such Class has either accepted the Plan or is not impaired under the Plan. Unimpaired Classes H-1 and H-2 and O-1 and O-2 are conclusively presumed to have accepted the Plan without the solicitation of acceptances or rejections pursuant to section

1126(f) of the Bankruptcy Code. Impaired Classes H-3, O-3 and O-4 have accepted the Plan. Because holders of Interests in impaired Class H-4 neither receive or retain any property under the Plan, they are deemed to have rejected the Plan under section 1126(g) of the Bankruptcy Code, and the requirements of section 1129(a)(8) have not been met,

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thereby requiring application of section 1129(b) of the Bankruptcy Code. As is more fully set forth in P. P of this Confirmation Order, the Plan satisfies section 1129(b) of the Bankruptcy Code with respect to Class H-4.

                  K. The treatment of Administrative Claims, Priority Tax

Claims and Other Priority claims are set forth in sections 2.1(b), 2.1(c),

2.3(b) and 2.4(b) of the Plan, thus satisfying the requirements of section

1129(a)(9).

                  L. The Plan has been accepted by impaired Classes H-3 and

O-3, determined without inclusion of any acceptance of the Plan by any insider, thus satisfying the requirement of section 1129(a)(10) of the

Bankruptcy Code.

              M. Confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization of, the Debtors,

as the Plan provides for the sale of substantially all of the assets of the

Debtors in accordance with the Purchase Agreement, the orderly liquidation of all of the Debtors' remaining assets not the subject of the Purchase

Agreement, the payment of all Allowed Administrative and Priority Claims

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and a distribution to holders of Allowed General Unsecured Claims of Cash, or

Cash and Additional Consideration, in accordance with the priority scheme of the Bankruptcy Code and the provisions of the Plan, thus satisfying the feasibility requirements of section 1129(a)(11) of the Bankruptcy Code.

              N. The Debtors have paid, or will pay on the Effective Date, all amounts due under 28 U.S.C. ss. 1930, thus satisfying the requirements of section 1129(a)(12) of the Bankruptcy Code.

              O. Section 4.8 of the Plan provides that all employee

compensation and benefit plans of the Debtors identified on schedule 2.1.1.22 of the Purchase Agreement, including programs subject to sections 1114 and

1129(a)(13) of the Bankruptcy Code, entered into before or after the Petition

Date and not since terminated, shall be deemed to be, and shall be treated as though they are, executory contracts that are assumed under Section 6.1 of the

Plan, thus satisfying section 1129(a)(13) of the Bankruptcy Code.

              P. Holders of Interests in Class H-4 will receive no

distributions under the Plan and, accordingly, are deemed to have rejected the Plan pursuant to section 1126(g) of the

Bankruptcy Code. This is the only Class which has not accepted, or has been deemed to have rejected, the Plan. The Debtors presented uncontroverted evidence at the Confirmation Hearing that the Plan does not discriminate unfairly and is fair and equitable with respect to the treatment of Interests in Class H-4 because, as required by section 1129(b)(2)(C) of the Bankruptcy

Code, there are no holders of interests junior to the holders of Interests in

Class H-4 which will receive or retain under the Plan any property on account of such junior interests. Thus, the Plan satisfies section 1129(b) of the

Bankruptcy Code and may be confirmed notwithstanding its failure to satisfy section 1129(a)(8) of the Bankruptcy Code. The Plan shall be binding upon the members of Class H-4 upon Confirmation and the occurrence of the Effective

Date.

              Q. The principal purpose of the Plan is not the avoidance of taxes or avoidance of the requirements of section 5 of the Securities Act of

1933 and no governmental unit has requested that the Bankruptcy Court deny


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confirmation on such basis, thus satisfying the requirements of section

1129(d) of the Bankruptcy Code.

              R. The Technical Modifications to the Plan (the "Technical

Modifications") filed contemporaneously herewith and attached hereto as

Exhibit B shall be, and they are hereby are, incorporated into and shall be deemed a part of the Plan. Such modifications constitute technical changes and do not materially adversely affect or change the treatment of any Claims or

Interests. Accordingly, pursuant to Bankruptcy Rule 3019, these modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or re-solicitation of votes under section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or Interests be afforded an opportunity to change previously cast acceptances or rejections of the original Plan.

Pursuant to Bankruptcy Rule 3019, such technical modifications shall be deemed accepted by all holders of Claims and Interests who have previously accepted the Plan.

              S. The Bankruptcy Court finds that it may properly retain

jurisdiction over the matters set forth in Article X of the Plan and section

1142 of the Bankruptcy Code.


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

              T. All conditions precedent to confirmation set forth in Article

IX of the Plan have been satisfied, will be satisfied by entry of this

Confirmation Order, or have been duly waived.

              Accordingly, it is hereby ORDERED, ADJUDGED AND DECREED that:

           A. Confirmation.
              ------------

              1. Approval. The Plan, which consists of the Plan as originally filed on December 17, 2002, and the Technical Modifications, and all

exhibits, provisions, terms and conditions thereto, and the Plan

Administrator Agreement (substantially in the form attached hereto as Exhibit

C) are approved and confirmed as having satisfied all of the requirements of

Chapter 11 of the Bankruptcy Code. The terms of the Plan, as modified, are incorporated herein by reference and are an integral part of this Confirmation

Order. Copies of the Plan and the Technical Modifications are attached hereto as Exhibits A and B respectively. All references to the Plan herein shall be with respect to the Plan as modified by theTechnical Modifications.

              2. Findings of Fact and Conclusions of Law. The findings of fact and conclusions of law of the Bankruptcy Court set forth herein and at the Confirmation Hearing shall constitute findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, as made applicable herein by Bankruptcy

Rule 9014, and the findings and conclusions of the Bankruptcy Court at the

Confirmation Hearing are incorporated herein by reference. To the extent any finding of fact shall be determined to be a conclusion of law, it shall be so deemed, and vice versa.

           B. Effects of Confirmation
              -----------------------

              3. Non-discharge of Claims. Pursuant to section 1141(d)(3) of the Bankruptcy Code, Confirmation will not discharge Claims against the

Debtors; provided, however, that no holder of a Claim against any Debtor may,

on account of such Claim, seek or receive any payment or other distribution from, or seek recourse against, any Debtor, Reorganized Debtor, their respective successors or their respective property, except as expressly provided in the Plan.

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              4. Binding Effect. Notwithstanding the stay contemplated by


Bankruptcy Rule 3020(e) and except as otherwise provided in section 1141(d)

of the Bankruptcy Code, immediately after entry of this Confirmation Order,

the provisions of the Plan and this Confirmation Order shall be deemed binding against the Debtors, the Reorganized Debtors, any and all holders of

Claims or Interests in the Debtors (irrespective of whether such Claims or

Interests are impaired under the Plan or whether the holders of such Claims or Interests accepted, rejected or are deemed to have accepted or rejected the Plan), any and all non-debtor parties to executory contracts or unexpired leases with the Debtors, and any and all entities that are parties to or are subject to the settlements, compromises, releases, discharges and injunctions described in the Plan. Accordingly, as permitted by Bankruptcy Rule 3020(e),

the ten (10) day period provided by such rule is hereby waived in its entirety.

           C. Implementation of the Plan.
              --------------------------

              5. Sale Free and Clear of Liens. In accordance with the terms of the Plan and the Purchase Agreement, all of the Acquired Assets shall be sold, assigned,

                                     17

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transferred, and delivered to Purchaser free and clear of any lien,

encumbrance, claim, or interest of any kind or nature (collectively, the

"Liens"; provided, however, such term shall exclude any and all permitted

Liens under the Purchase Agreement) of any person or entity that encumber or relate to or purport to encumber or relate to the Acquired Assets, with all such Liens to attach to the Cash Consideration in the order of their priority, with the same validity, force and effect which they now have as against the Acquired Assets, subject to any claims and defenses the Debtors may possess with respect thereto. 6. Section 1146(c) Waiver. Pursuant to section 1146(c) of the Bankruptcy Code, any issuance, transfer, or exchange of any security under the Plan, or the making or delivery of any instrument of transfer under the Plan shall not be taxed under any law imposing a stamp tax or other similar tax.

              7. Withdrawal of Motion for Substantive Consolidation. As of

the later to occur of the Closing or the Effective Date, the Motion of Stephen

Compagni Portis for Substantive Consolidation of the Estates of Diamond Brands

Incorporated and Diamond Brands Operating Corp. (Docket No. 503) is hereby deemed withdrawn, with prejudice.


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

              8. Retention of Jurisdiction. Notwithstanding confirmation of the Plan or the occurrence of the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising out of, and related to, the

Chapter 11 Case and the Plan to the fullest extent permitted by law,

including among other things, jurisdiction over the matters set forth in

Article X of the Plan, which provisions are incorporated herein by reference.

              9. Notice of Entry of Confirmation Order. The Debtors and their authorized agent shall serve notice of (a) entry of this Confirmation Order and (b) the last date to file (i) Professional Fee Claims (ii) Administrative

Expense Claims and (iii) Claims arising from the rejection of executory contracts and unexpired leases, substantially in the form annexed hereto as

Exhibit D, which form is hereby approved, on all creditors of the Debtors as of the date hereof, and other parties in interest within five (5) Business

Days from the date of entry of this Confirmation Order.


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Dated:     Wilmington Delaware
           January 29, 2003


                                             /s/ Randall J. Newsome
                                             ______________________________
                                             Honorable Randall J. Newsome
                                             United States Bankruptcy Judge




                                      20

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                                  Exhibit A

                                     Plan



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                                  Exhibit B

                       Technical Modifications to Plan

                                  Exhibit C

                         Plan Administrator Agreement



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                                  Exhibit D

                    Notice of Entry of Confirmation Order